Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of CohBar, Inc., a Delaware corporation (the “Company”), do hereby certify that:

1.	To the best of our knowledge, the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	To the best of our knowledge, the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2023	By:	/s/ Joseph Sarret
Date		Joseph Sarret
Chief Executive Officer
(Principal Executive Officer)

March 9, 2023	By:	/s/ Jeffrey F. Biunno
Date		Jeffrey F. Biunno
Chief Financial Officer
(Principal Financial and Accounting Officer)